CONFORMED COPY

                          COMMON STOCK PURCHASE WARRANT

                                                               Warrant No. M - 3

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

        Void after 5:00 p.m. Eastern Standard Time, on November 30, 2003.

                       WARRANT TO PURCHASE COMMON STOCK OF
                                 AUTOINFO, INC.

      FOR VALUE RECEIVED, AUTOINFO, INC., a Delaware corporation, (the "Company"), hereby certifies that Credit Suisse First Boston Mortgage Capital, LLC, or its permitted assigns, (the "Holder") is entitled to purchase from the Company, at any time, or from time to time, commencing on the date hereof, and prior to 5:00 p.m., Eastern Standard Time, on November 30, 2003, a total of 1,357,467 subject to adjustment as provided herein) fully paid and nonassessable shares of the Common Stock, par value $.01 per share, of the Company for an aggregate purchase price of $40,724.01 (based upon $0.03 per share). (Hereinafter, (i) said Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price", (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant, are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder"). The Per Share Warrant Price is subject to adjustment as hereinafter provided. Except as otherwise provided in Section 3, in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

      1. Exercise of Warrant. This Warrant may be exercised, in whole at any time or in part from time to time, commencing on the date hereof (the "Commencement Date") and prior to 5:00 p.m., Eastern Standard Time, on November 30, 2003, by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at
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the address set forth in Subsection 10 (a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made (i) in cash, by certified or official bank check or wire transfer payable to the order of the Company, (ii) by Net-Issue Exercise (as hereinafter defined), or (iii) by any combination of (i) or (ii) A "Net-Issue Exercise" meant a "cashless" exercise by a holder by delivery of a subscription form instructing the Company to retain, in payment of the Aggregate Warrant Price (or portion thereof), a number of Warrant Shares (the "Payment Shares") equal to the quotient of the Aggregate Per Share Warrant Price of the Warrant Shares issuable in respect of Warrants then being exercised by Net-Issue Exercise divided by the Market Price (as hereinafter defined) of such shares as of the date of exercise, and to deduct the number of Payment Shares from the Warrant Shares to be delivered to such holder. If this Warrant is exercised in part, this Warrant must be exercised for a minimum of 1,000 shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such remaining Warrant Shares. Upon such surrender of this Warrant, the Company will issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, (a) in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), or (b) deliver a new Warrant for the proportionate part thereof in respect of which this Warrant has not been exercised, if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

      2. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, free from preemptive rights, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock as from time to time shall be receivable upon the exercise of the Warrant. The Company covenants and agrees that all shares of Common Stock which are issuable hereunder will, upon issuance, be duly authorized and issued, fully paid and non-assessable.

      3. Anti-Dilution Provisions.

            (a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, including options and other securities convertible into, or exchangeable for Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price in effect immediately prior to such action shall be adjusted so that if the Holder surrendered this Warrant for exercise immediately thereafter the Holder would be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after


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

the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection (a), the Holder of this Warrant shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of this Warrant promptly after such adjustment) shall in good faith determine the allocation of the adjusted Per Share Warrant Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock; provided that the effect thereof does not materially adversely affect the value of this Warrant.

            (b) In case of any reorganization, consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder shall have the right thereafter to convert this Warrant into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such reorganization, consolidation, merger, statutory exchange, sale or conveyance had such Warrant been converted immediately prior to the effective date of such reorganization, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Warrant. The above provisions of this subsection (b) shall similarly apply to successive reorganizations, consolidations, mergers, statutory exchanges, sales or conveyances. Notice of any such reorganization, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holder not less than 20 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

            (c) If the Company shall, at any time after the date hereof issue any shares of Common Stock, other than Excluded Shares (as defined in subsection
(h) below), for a consideration per share less than the Market Price in effect immediately prior to such issuance, then (i) the Per Share Warrant Price in effect immediately prior to each such instance shall forthwith be adjusted to a price equal to the Per Share Warrant Price then in effect multiplied by the quotient obtained by dividing (a) an amount equal to the sum of (1) the total number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Market Price in effect immediately prior to such issuance, plus (2) the consideration received by the Company upon such issuance, by (b) the total number of shares of Common Stock outstanding immediately after such issuance multiplied by the Market Price in effect immediately prior to such issuance, and (ii) the number of shares of Common Stock then


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

issuable upon the exercise of Warrant shares outstanding immediately prior to each such issuance shall forthwith be adjusted by adding a number of shares of Common Stock equal to the product of (a) the number of shares of Common Stock issuable upon the exercise of Warrant Shares outstanding immediately prior to such issuance, times (b) the quotient obtained by dividing (1) an amount equal to the Per Share Warrant Price in effect immediately prior to such issuance less the Per Share Warrant Price in effect immediately after such issuance, by (2) the Per Share Warrant Price in effect immediately after such issuance.

            (d) For the purpose of any adjustment of the Per Share Warrant Price and the number of shares of Common Stock issuable upon exercise of the Warrants pursuant to the clause (c), the following provisions shall be applicable:

            (e) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash received by the Company therefor.

                  (i) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the "fair value" of such consideration as determined in the good faith judgment of the Board of Directors of the Company.

                  (ii) In the case of the issuance of (x) options to purchase or rights to subscribe for Common Stock, (y) securities by their terms convertible into or exchangeable for Common Stock or (z) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                        (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (i) and (ii) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                        (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum amount of additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (i) and (ii) above);


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

                        (3) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Per Share Warrant Price and the number of shares of Common Stock issuable upon exercise of the Warrants shall forthwith be readjusted to such Per Share Warrant Price and to such number of shares as would have obtained had the adjustment made at the time of the issuance of such options, rights or securities not converted prior to such change been made upon the basis of such change; and

                        (4) on the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Per Share Warrant Price and the number of shares of Common Stock issuable upon exercise of the Warrants shall forthwith be readjusted to such Per Share Warrant Price and to such number of shares as would have obtained had such options, rights, securities, or options or rights related to such securities (as have not theretofore been converted, exchanged or exercised) not been issued.

            (f) Whenever the Per Share Warrant Price is adjusted as provided in this Section 3 and upon any modification of the rights of the Holder of this Warrant in accordance with this Section 3, the Company shall promptly prepare a certificate of an officer of the Company, setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause a copy of such certificate to be mailed to the Holder.

            (g) If the Board of Directors of the Company shall declare any dividend or other distribution in cash or property (including securities other than Common Stock) with respect to the Common Stock, the Company shall mail notice thereof to the Holder not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

            (h) the Company will not, by amendment of its Certificate of Incorporation or by-laws , or through any reorganization, transfer of assets, reclassification, merger, dissolution, issue or sale of securities or otherwise, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company hereunder but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against impairment.

            (i) For purposes of this Section 3, "Excluded Shares" shall mean (i) all shares issued upon (a) exercise or conversion of any other warrants outstanding on the date hereof, (b) exercise of any options outstanding on the date hereof, and (c) the issuance of shares of Common Stock or options to purchase such shares, to officers, employees or directors of the Company and its subsidiaries pursuant to any bona fide equity incentive plan, or other incentive arrangement.


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

            (j) Definition of Market Price. "Market Price" shall mean either:

                  (1) if shares of the Common Stock are listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, the average of the daily closing prices per share of the Common Stock for the 20 consecutive trading days immediately preceding the date of public announcement of the event giving rise to adjustment under this Section 3 or, if no such public announcement is made with respect to such event, the average of the daily closing prices per share of the Common Stock for the 20 consecutive trading days immediately preceding the day as of which the "Market Price" is being determined. The closing price of each day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if shares of the Common Stock are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange or national market on which the shares are listed or admitted to trading or quoted, or if the shares are not so listed or admitted to trading or quoted, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or through a similar organization if NASDAQ is no longer reporting such information; or

                  (2) if such shares of Common Stock are not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, such value shall be determined by the Board of Directors of the Company, in good faith and in the exercise of reasonable business judgment, without taking into consideration any premium for share representing control of the Company, any discount for any minority interest therein or any restrictions on transfer under Federal and applicable state securities laws or otherwise, which determination shall be conclusive, and which determination of valuation shall be sent in writing by the Board of Directors to the registered holders of Warrants outstanding.

      4. Fully Paid Stock: Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be duly and properly authorized, validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp or similar taxes that may be payable in respect of the issue of any Warrant Share or certificate therefor.

      5. Transfer.

            (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws, and unless so registered, may not be


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

transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event the Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only (i) upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer will not violate the provisions of the Securities Act, or the rules and regulations promulgated under either such act; or (ii) if the Warrant or Warrant Shares to be sold or transferred have been registered under the Securities Act and there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred.

            (b) Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquire by such transferee and (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar..

            (c) Transfer. Except as restricted hereby, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

            (d) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, or the Company shall have received an opinion of counsel satisfactory to the Company to the effect that it is not required, upon exercise of any part of the Warrant and the issuance of any of the shares of Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Delaware law:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED,


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      HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN
      EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL TO THE HOLDER HEREOF IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

      6. Listing of Common Stock. The Company covenants and agrees for the benefit of the Holders and each other holder of any Common Stock issued upon exercise of the Warrants, that at the time of and in connection with the listing of Common Stock on any national securities exchange, it will, at its expense, use its best efforts to cause the shares of Common Stock issuable from time to time upon exercise of the Warrants to be approved for listing, subject to notice of issuance, and will provide prompt notice to each such exchange of the issuance thereof from time to time.

      7. Registration Rights. The Holder is hereby granted the registration rights with respect to the Common Stock underlying this Warrant as more fully described in that certain Registration Rights Agreement made as of December 10, 1996 by and between the Company and CS First Boston Mortgage Capital Corp.

      8. Loss, etc., of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

      9. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

      10. Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

            (a) the Company at One Paragon Drive, Suite 255, Montvale, New Jersey, Attn.: President, or such other address as the Company has designated in writing to the Holder, or

            (b) the Holder at 11 Madison Avenue, New York, NY 10010, Attn.:
Michael A. Commaroto, or such other address as the Holder has designated in writing to the Company.


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

      11. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

      12. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

      13. Gender and Number. As used in this Warrant, the masculine, feminine or neuter gender and the singular or plural number shall be deemed to include the others whenever the context so indicates or requires.

      IN WITNESS WHEREOF, AUTOINFO, INC., has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Assistant Secretary this 10th day of December, 1998.

ATTEST:                                 AUTOINFO, INC.


/s/ Kenneth S. Rose                     By:  /s/ Scott Zecher,
---------------------------------          -------------------------------------
Kenneth S. Rose,                            Scott Zecher,
Assistant Secretary                         President


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

                                  SUBSCRIPTION

      The undersigned, ________________________, pursuant to the provisions of the foregoing Warrant agrees to subscribe for the purchase of ____________________ shares of the Common Stock of AUTOINFO, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.


Dated:  _____________________           Signature:______________________________

                                        Address: _______________________________

                                   ASSIGNMENT

      FOR VALUE RECEIVED ___________________________, hereby sells, assigns and transfers unto ___________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
______________________________, attorney, to transfer said Warrant on the books of AUTOINFO, INC.


Dated:  _____________________           Signature:______________________________

                                        Address: _______________________________

                               PARTIAL ASSIGNMENT

      FOR VALUE RECEIVED _________________________ hereby assigns and transfers unto _____________________ the right to purchase ________________ shares of the
Common Stock of AUTOINFO, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint ___________________________ attorney, to transfer that part of said Warrant on the books of AUTOINFO , INC.


Dated:  _____________________           Signature:______________________________

                                        Address: _______________________________
                                        ________________________________________